Exhibit 99.5

                        PURCHASE AND SETTLEMENT AGREEMENT

     THIS PURCHASE AND SETTLEMENT AGREEMENT (the "AGREEMENT") is entered into effective as of July 1, 2003 (the "EFFECTIVE DATE") by and between AZTORE HOLDINGS, INC., an Arizona corporation ("AZTORE"), DYNA-CAM ENGINE CORPORATION, a Nevada corporation (the "COMPANY"), PATRICIA WILKS ("WILKS"), DENNIS PALMER ("PALMER") and PALMER HOLDINGS, LTD., a Nevada corporation ("PALMER HOLDINGS"). Wilks, Palmer and Palmer Holdings are referred to herein as the "PALMER
SHAREHOLDERS." All of the foregoing are referred to herein as the "PARTIES" collectively and each as a "PARTY" individually.

                                    RECITALS

A. The Company, Aztore, the Palmer Shareholders and Aero Marine Engine Corp. have entered into a certain Disposition of Collateral and Settlement Agreement dated June 30, 2003 (the "DISPOSITION AGREEMENT").

B. Wilks and Palmer have agreed with the Company that as of June 30, 2003 they are owed a total of at least $95,000 (the "WAGE CLAIMS").

C. Palmer Holdings owns 23,874,756 common shares of the Company's common stock (the "PALMER COMMON SHARES") and Wilks owns 75,000 shares of the Company's Series A Preferred stock (the "WILKS SERIES A SHARES"). The Palmer Common Shares and the Wilks Series A Shares are jointly referred to hereinafter as the "PALMER SHARES."

D. The Company has and will have insufficient funds to pay the Wage Claims in full due to the claims of other secured, judgment and unsecured creditors. The Company does not have any source of funds to purchase the Palmer Shares.

E. The Parties desire to transfer any and all Wage Claims of whatever type and any and all Palmer Shares of whatever type to Aztore under the terms set forth herein.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the above recitals, the following representations, warranties, covenants and conditions, and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

     1. PURCHASE OF THE INTERESTS. Aztore hereby agrees to purchase, and the Palmer Shareholders hereby agree to sell, the Wage Claims and the Palmer Shares in consideration of the payment by Aztore of $40,000. Such payment and performance of this Agreement shall occur immediately after the Closing of the Disposition Agreement and the receipt of funds by Aztore under the Disposition Agreement.

     2. ALLOCATION OF THE PURCHASE PRICE. The Parties agree that the Purchase Price shall be allocated as follows:

     (a) $15,000 to the purchase of the Wage Claims;

     (b) $15,000 to the purchase of the Wilks Series A Shares; and

     (c) $10,000 for the purchase of the Palmer Common Shares.

The Palmer Shareholders acknowledge that the payment by Aztore to Palmer Holdings is good and sufficient consideration for the agreements herein.

     3. COMPANY ACKNOWLEDGMENTS. The Company acknowledges that the performance of the Disposition Agreement is valuable consideration to and in the best interest of the Company. The Company further acknowledges that it has no ability to satisfy the Wage Claims or to purchase the Palmer Shares and that Aztore is purchasing the Wage Claims and Palmer Shares only after the Company has declined to purchase such items. Based upon the foregoing, the Company waives any right it may have to purchase the Wage Claims or Palmer Shares in favor of Aztore and acknowledges that Aztore's performance under this Agreement is a benefit to the Company.

     4. INDEMNIFICATION.

     (a) The Palmer Shareholders, jointly and severally, agree to indemnify, defend and hold harmless Aztore and the Company and each of their officers and directors, employees, shareholders, members, consultants, attorneys, accountants, other professional, insurers, agents and all other entities related to Aztore or the Company, including, but not limited to, assigns, controlling corporations, subsidiaries or other affiliates (jointly, the "RELATED PARTIES") from all losses, actions, damages, liabilities and expenses, including attorney's fees and costs arising from, related to or in connection with the actions and omissions of the Palmer Shareholders, their affiliates and/or their successors and assigns that occur, or with respect to omissions, fail to occur, after the date hereof or from any claims made by any person through such party related to the terms and performance of this Agreement.

     (b) The Company and Aztore agree to indemnify, defend and hold harmless the Palmer Shareholders and their Related Parties from all losses, actions, damages, liabilities and expenses, including attorney's fees and costs arising from, related to or in connection with the actions and omissions of the Company, Aztore, their affiliates and/or their successors and assigns that occur, or with respect to omissions, fail to occur, after the date hereof or from any claims made by any person through such party related to the terms and performance of this Agreement.

     5. REPRESENTATIONS AND WARRANTIES OF THE PALMER SHAREHOLDERS. The Palmer Shareholders, jointly and severally, represent and warrant that:

     (a) on the date of this Agreement, they have all necessary authority to execute this Agreement;

     (b) the delivery of any shares in accordance with this Agreement will vest good and marketable title to the Palmer Shares in Aztore, unencumbered by any liens, pledges or other security interests;

     (c) there is no claim, action, suit or other proceeding pending, threatened or known against the Palmer Shareholders, which, if decided adversely, would interfere with the consummation of the transaction contemplated hereby; and

     (d) no approval or consent of any governmental authority or third party is required for the transfer of the Palmer Shares as contemplated by this Agreement, and there is no legal or other restriction, which will prevent Aztore from owning or voting the Palmer Shares upon the consummation of the transaction contemplated hereby.

     6. REPRESENTATIONS OF AZTORE. Aztore represents to the Palmer Shareholders that Aztore:

     (a) has had the opportunity to investigate the risk and value of the Palmer Shares;

     (b) is an "ACCREDITED INVESTOR" as that term is defined under Rule 501(a) of Regulation promulgated under the Securities Act of 1933.

     (c) is in a financial position to hold the Palmer Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of its investment in the Palmer Shares;

     (d) due to Aztore's relationship with the Company, it has all information necessary to make the decisions to acquire the Palmer Shares; and

     (e) has not paid, and is not aware of any other person having paid or agreed to pay, any commission to any person in connection with the purchase of the Palmer Shares.

     7. RESTRICTION ON TRANSFER. Aztore acknowledges that:

     (a) the Palmer Shares are not being registered under the Securities Act of 1933 or relevant state securities laws but are being offered and sold pursuant to exemptions from such laws;

     (b) the Palmer Shares are being purchased for Aztore's own account and for investment and without the intention of reselling or redistributing the same, that Aztore has made no agreement with others regarding any of the Palmer Shares and that Aztore's financial condition is such that it is unlikely that it will be necessary to dispose of any of the Palmer Shares in the foreseeable future.

     8. DELIVERY AND COOPERATION. The Palmer Shareholders will deliver or cause the delivery of the Palmer Shares along with all necessary documentation to allow transfer including a medallion signature guarantee and appropriate corporate resolutions. This Agreement will act as an assignment, without recourse other than as provided herein for the Wage Claims. If any further documentation is required, the Palmer Shareholders will immediately respond to any Aztore requirements for any additional documentation.

     9. MISCELLANEOUS.

     (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Aztore, the Company and the Palmer Shareholders and their respective successors and assigns.

     (b) SURVIVAL OF COVENANTS AND REPRESENTATIONS. All covenants, representations and warranties made by the Palmer Shareholders, Aztore or the Company herein will survive the delivery of this Agreement and the Palmer Shares.

     (c) SEVERABILITY. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision will not affect the validity or enforceability of any remaining portion, which remaining portion will remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared as the intention of the parties hereto that the parties would have executed the remaining portion of this Agreement without including therein any such part or portion which may, for any reason, be hereafter declared invalid or unenforceable.

     (d) GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without reference to choice of law principles. The parties agree that the state and federal courts sitting in Maricopa County, Arizona shall have sole jurisdiction and venue of any action related to this Agreement.

     (e) CAPTIONS. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

Aztore Holdings, Inc.                       Palmer Holdings, Ltd.

/s/ M. S. Williams                          /s/ Patricia Wilks
------------------------------------        ------------------------------------
By:   M. S. Williams                        By:   Patricia Wilks
Its:  President                             Its:  President
Date:                                       Date: 7/1/03

Dyna-Cam Engine Corporation                 Dennis Palmer, an individual

/s/ Jack Dahl                               /s/ Dennis Palmer
------------------------------------        ------------------------------------
By:   Jack Dahl                             Date: 7/1/03
Its:  President
Date:

                                            Patricia Wilks, an individual

                                            /s/ Patricia Wilks
                                            ------------------------------------
                                            Date: 7/1/03